--------------------------------------------------------------------------------
MULTI-SECTOR FIXED INCOME
--------------------------------------------------------------------------------

Alliance North
American Government
Income Trust

Annual Report
November 30, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                             o Are Not FDIC Insured
                             o May Lose Value
                             o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 23, 2002

Dear Shareholder:

This report provides the strategy, performance and outlook for Alliance North American Government Income Trust+ ("the Fund") for the annual reporting period ended November 30, 2001.

Investment Objective and Policies

This open-end fund seeks the highest level of current income, consistent with what we believe to be prudent investment risk that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada or Mexico, their political subdivisions (including Canadian Provinces but excluding states of the U.S.), agencies, instrumentalities or authorities.

Investment Results

The following table shows how the Fund performed over the six- and 12-month periods ended November 30, 2001. For comparison, we have included the Lehman Brothers Aggregate Bond Index, a standard measure of the performance of the overall U.S. bond market, and the Lehman Brothers Intermediate-Term Government Bond Index, which measures the performance of U.S. bonds in the one- to 10-year maturity range.

INVESTMENT RESULTS*
Periods ended November 30, 2001

                                                   --------------------------
                                                         Total Returns
                                                   --------------------------
                                                   6 Months      12 Months
-----------------------------------------------------------------------------
Alliance North American Government Income Trust
   Class A                                           -3.47%          3.32%
-----------------------------------------------------------------------------
   Class B                                           -4.60%          2.20%
-----------------------------------------------------------------------------
   Class C                                           -3.92%          2.48%
-----------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                  5.73%         11.16%
-----------------------------------------------------------------------------
Lehman Brothers Intermediate-Term Government
Bond Index                                            5.67%         10.87%
-----------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

+ The Fund's name will change to Alliance Americas Government Income Trust on March 1, 2002


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                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index. The unmanaged Lehman Brothers Intermediate-Term Government Bond Index measures performance of bonds in the one- to 10-year maturity range. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance North American Government Income Trust.

      Additional investment results appear on pages 6-9.

The Fund underperformed both the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate-Term Government Bond Index for the six- and 12-month periods under review. This was primarily due to the Fund's former holdings in Argentina, which is not represented within either of the Fund's benchmarks. As discussed below, concerns over the ability of Argentina's government to repay its public foreign debt and its inability to implement fiscal and economic reform caused Argentine bond prices to decline.

The Fund's Canadian position detracted from performance over the 12-month period as Canadian government bonds lagged behind U.S. Treasuries. However, the Fund's position in Mexico contributed positively to performance as the Mexican government continued to take steps toward implementing needed fiscal reforms, the economy continued to integrate with the U.S. and the peso remained strong.

Market Overview

Led by the economic slowdown in the U.S., the global economy decelerated during the 12-month period under review. Reduced business investment and falling exports were the chief detractors from global growth while consumer spending was the primary contributor. The events of September 11 sent shock waves through global financial markets, undermining consumer and investor confidence, key ingredients that were required for global economic recovery. In an effort to restore confidence and provide liquidity in the markets, global central banks responded quickly and reduced interest rates, following the example set forth by the U.S. Federal Reserve.

In an effort to stimulate the slowing economy, the U.S. Federal Reserve began aggressively lowering interest rates early in the period. In late May, Congress passed a tax package designed to further stimulate the economy. The events of September 11 had a severe impact on consumer and investor confidence in the U.S., which further weakened growth and triggered additional monetary and fiscal policy easing. Throughout the year, the U.S. Federal Reserve lowered interest rates 475 basis points to 1.75%, the lowest in four decades.

Emerging market debt, as measured by the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), posted a return of 2.29% for the period. Although most emerging market countries posted positive returns, the overall


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2 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

JPM EMBI+ performance was significantly dampened by the negative performance of Argentina and Brazil, which together represent a 40% weight within the index. The reporting period saw a wide divergence between Latin American countries, which returned -9.70%, and non-Latin American countries, which returned 35.70%.

Mexico posted a return of 15.44% for the 12-month period, despite the negative impact of a slowing U.S. economy and failing oil prices. Mexican industries, such as tourism and exports, declined as a result of the drop in travel and increased border security. The industries that were most affected were electronics, textiles, chemicals and auto parts provided by Mexican plants to American car manufacturers.

Argentina returned -54.56% for the 12-month period, the poorest individual country return within the JPM EMBI+. Argentine bond prices fell due to growing concerns that the country would be unable to make its foreign debt payments. The strong U.S. dollar (the Argentine peso had been pegged to the U.S. dollar), deficient labor reforms and a lack of competitive industries also had a negative impact on Argentine bonds. Government officials determined that Argentina would need to reduce debt interest payments by $3 to $4 billion a year in order to free up resources to restart the country's ailing economy, but were unable to agree on a budget. By the end of November, the Fund had entirely eliminated its Argentine holdings. Violent protests due to economic hardship and rising unemployment led to the collapse of the government at the end of December. In an effort to end the civil unrest, the government has since halted the country's debt payments and ended the fixed exchange rate with the U.S. dollar, thus devaluing the currency.

Weakness in neighboring Brazil also dampened overall returns in the emerging markets resulting in the second worst individual country return at 8.12%. The real, Brazil's currency, was weakened by the volatility in Argentina and investors' flight to safer assets after the events of September 11.

Canada's economic growth declined over the 12-month period due to falling exports, inventory reductions, receding corporate profits and reduced consumer spending. Real gross domestic product (GDP) edged down 0.20% in the third quarter of 2001, the first quarterly decline since 1992. Following the actions of the U.S. Federal Reserve, the Bank of Canada lowered interest rates from 5.75% to 2.00% by mid-January, which provided substantial monetary stimulus.

Investment Strategy

The Fund continues to be invested primarily in Mexican, Canadian and U.S. Government debt. We increased the Fund's U.S. Government holdings and introduced a modest position in Chile late in this period under review. We also increased the Fund's Mexican local currency position and extended duration as Mexico continued to integrate with the U.S. in economic terms, lessening currency volatility. The Fund's Canadian position decreased as Canadian government bonds lagged


-------------------------------------------------------------------------------
                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

behind U.S. Treasuries. The Fund has been gradually increasing the average duration of its U.S. Treasury bonds as slowing global growth has kept inflationary pressures well contained.

Outlook

The events of September 11 triggered a change in the risk profile of the U.S. economy, with a recession now under way. The U.S. Federal Reserve provided significant monetary stimulus by lowering interest rates this year to 1.75%, keeping the yield curve steep for the near-term. Further fiscal stimulus in the form of increased government spending was recently approved by Congress. While economic recovery will be delayed until the spring of 2002, we believe it will be more robust as a result of the increased monetary and fiscal stimulus.

The slowing global economy and increased risk aversion will present challenges to the emerging market sector. We believe however, that near-term deterioration in economic conditions will be offset by the effects of fiscal stimulus and extremely accommodative monetary policy, starting first in the U.S. While the recent attacks in the U.S. will have a negative effect on global growth and the emerging markets, the strengthening of relations between the U.S. and its allies may have a positive effect. The attacks have also increased the likelihood of continued G7 (a group of seven industrialized nations, including Canada, France, Germany, Italy, Japan, the United Kingdom, and the United States) support for emerging economies. We are also encouraged by recent signs that the emerging market class has shown signs of de-coupling from the problems in Argentina, as the effects in other countries have been muted.

The economic slowdown in the U.S. will continue to affect economic growth in Mexico, however, fiscal discipline remains intact and the budget deficit is likely to remain flat at 0.65%. The deep integration with the U.S. markets should lead to lower interest rates and better credit ratios in 2002, and we expect to see continued currency stability.

Like the Federal Reserve in the U.S., the Bank of Canada has provided significant monetary stimulus in an effort to boost consumer and business spending and to restore economic growth in 2002. The Bank of Canada continues its easing bias and has left the door open for further interest rate reductions. Inflation is expected to decline in 2002, supporting the decision to further reduce interest rates.


-------------------------------------------------------------------------------
4 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest and investment in Alliance North American Government Income Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President

[PHOTO OMITTED]      John D. Carifa

[PHOTO OMITTED]      Wayne D. Lyski

Wayne D. Lyski, Portfolio Manager, has over 27 years of investment experience.


-------------------------------------------------------------------------------
                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
GROWTH OF A $10,000 INVESTMENT
3/31/92* TO 11/30/01

[The following table was depicted as a mountain chart in the printed material.]

Alliance North American Government Income Trust Class A: $21,464
Lehman Brothers Aggregate Bond Index: $20,494
Lehman Brothers Intermediate-Term Gov't Bond Index: $19,326

                 Alliance North     Lehman Brothers       Lehman Brothers
               American Government     Aggregate         Intermediate-Term
                  Income Trust         Bond Index         Govt Bond Index
-------------------------------------------------------------------------------
   3/31/92            9579                10000                10000
   11/30/92           9931                10711                10667
   11/30/93          11817                11876                11641
   11/30/94          10480                11512                11448
   11/30/95          10103                13543                13012
   11/30/96          13659                14365                13748
   11/30/97          15415                15450                14611
   11/30/98          16515                16911                15918
   11/30/99          17930                16904                16108
   11/30/00          20763                18436                17432
   11/30/01          21464                20494                19326


This chart illustrates the total value of an assumed $10,000 investment in Alliance North American Government Income Trust Class A shares (from 3/31/92 to 11/30/01) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index.

The unmanaged Lehman Brothers Intermediate-Term Government Bond Index measures performance of bonds in the one- to 10-year maturity range.

When comparing Alliance North American Government Income Trust to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance North American Government Income Trust.

*     Closest month-end after Fund's Class A share inception date of 3/27/92.


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6 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
HISTORY OF RETURNS
YEARLY PERIOD ENDED 11/30

                               [BAR CHART OMITTED]

               Alliance North American Government Income Trust --
                           Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                         Alliance North American       Lehman Brothers
                         Government Income Trust    Aggregate Bond Index
--------------------------------------------------------------------------------
      11/30/92*                   3.81%                     7.11%
      11/30/93                   18.99%                    10.88%
      11/30/94                  -11.32%                    -3.06%
      11/30/95                   -3.59%                    17.64%
      11/30/96                   35.22%                     6.07%
      11/30/97                   12.85%                     7.55%
      11/30/98                    7.14%                     9.45%
      11/30/99                    8.56%                    -0.04%
      11/30/00                   15.80%                     9.06%
      11/30/01                    3.32%                    11.16%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance North American Government Income Trust.

* The Fund's return for the period ended 11/30/92 is from the Fund's inception date of 3/27/92 through 11/30/92. The benchmark's return for the period ended 11/30/92 is from 3/31/92 through 11/30/92.


--------------------------------------------------------------------------------
                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2001

INCEPTION DATES                 PORTFOLIO STATISTICS

Class A Shares                  Net Assets ($mil): $2,209
3/27/92
Class B Shares
3/27/92
Class C Shares
5/3/93

COUNTRY BREAKDOWN

 66.6% United States
 29.9% Mexico                            [PIE CHART]
  3.3% Canada
  0.2% Chile

All data as of November 30, 2001. The Fund's country breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2001

Class A
-------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
            1 Year                 3.32%                     -1.08%
           5 Years                 9.46%                      8.50%
   Since Inception*                8.71%                      8.22%
         SEC Yield**              10.17%

Class B
-------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
            1 Year                 2.20%                     -0.60%
           5 Years                 8.57%                      8.57%
   Since Inception*                7.80%                      7.80%
         SEC Yield**               9.86%

Class C
-------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
            1 Year                 2.48%                     1.55%
           5 Years                 8.63%                     8.63%
   Since Inception*                7.47%                     7.47%
         SEC Yield**               9.84%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2001)

                            Class A           Class B          Class C
-------------------------------------------------------------------------------
            1 Year           -3.94%           -3.50%            -1.41%
           5 Years            8.50%            8.57%             8.63%
   Since Inception*           8.12%            8.04%             7.36%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries. These risks may be magnified for investments in emerging markets. To increase yield, the Fund can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 3/27/92 Class A and Class B; 5/3/93 Class C.

**    SEC yields are for the 30 days ended November 30, 2001.


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                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2001

                                                    Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------

Canada-3.8%
Government/Agency
   Obligations-3.8%
Government of Canada
   10.25%, 3/15/14 ......................   CAD        61,650       $ 56,494,852
Quebec Hydro
   Zero coupon, 8/15/20(a) ..............             150,000         27,385,496
                                                                    ------------

Total Canadian Securities
   (cost $92,270,018) ...................                             83,880,348
                                                                    ------------
Chile- 0.3%
Government/Agency
   Obligation-0.3%
Chilean Treasury Bill
   7.06%, 11/18/02(b)
   (cost $5,539,260) ....................   CLP     4,000,000          5,450,120
                                                                    ------------

Mexico-34.2%
Government/Agency
   Obligations-34.2%
Bankers Acceptances
   Nacional Financiera S.N.C.
   22.00%, 5/20/02(c) ...................   MXP       986,000        110,869,086
Mexican Bonos
   10.50%, 7/14/11 ......................             196,260         20,938,216
   13.50%, 3/02/06 ......................             802,535         92,710,170
   14.00%, 1/22/04 ......................             327,085         36,833,149
   14.00%, 9/02/04 ......................             827,571         94,049,581
   14.50%, 5/12/05 ......................           2,153,138        251,243,657
   16.00%, 1/23/03 ......................           1,094,030        123,943,969
Mexican Treasury Bills
   11.37%, 7/11/02(b) ...................             108,303         11,002,235
   15.20%, 3/20/02(b) ...................             138,114         14,508,043
                                                                    ------------

Total Mexican Securities
   (cost $729,845,549) ..................                            756,098,106
                                                                    ------------


-------------------------------------------------------------------------------
10 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

United States-76.3%
Government Obligations-76.3%
U.S. Treasury Bonds
   5.38%, 2/15/31 ........................  US$        374,110   $  380,073,313
   8.75%, 5/15/17 ........................              76,000      102,267,120
   8.75%, 5/15/20 ........................              75,000      103,031,250
   9.13%, 5/15/18 ........................              50,000       69,797,000
   12.00%, 8/15/13 .......................              39,250       55,618,428
   12.50%, 8/15/14 .......................             120,700      180,521,334
   13.25%, 5/15/14 .......................              54,000       82,805,760
U.S. Treasury Note
   5.00%, 8/15/11 ........................             123,570      125,945,016
U.S. Treasury Strips
   Zero coupon, 5/15/13 ..................             244,000      131,679,480
   8.00%, 11/15/21 .......................           1,072,500      337,837,500
   8.75%, 5/15/17 ........................             280,000      114,968,000
                                                                 --------------

Total United States Securities
   (cost $1,659,615,795) .................                        1,684,544,201
                                                                 --------------

SHORT-TERM INVESTMENT-0.1%
Repurchase Agreement-0.1%
Deutsche Bank
   2.00%, 11/30/01
   (due 12/03/01 in the amount of
   $3,000,000 (cost $3,000,000;
   collateralized by $2,990,000
   FNMA, 4%, due 08/15/03,
   value $3,043,521) .....................               3,000        3,000,000
                                                                 ---------------

Total Investments-114.7%
   (cost $2,490,270,622) .................                        2,532,972,775
Other assets less liabilities-(14.7%) ....                         (323,924,614)
                                                                 ---------------

Net Assets-100% ..........................                       $2,209,048,161
                                                                 ---------------

(a)   Private Placement.

(b)   Interest rate represents annualized yield to maturity at purchase date.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2001, this security amounted to $110,869,086 or 5.0% of net assets.

      See notes to financial statements.


-------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2001

Assets
Investments in securities, at value (cost $2,490,270,622) ...   $ 2,532,972,775
Cash ........................................................           513,240
Foreign cash, at value (cost $15,735,528) ...................        15,735,533
Interest receivable .........................................        44,440,210
Receivable for capital stock sold ...........................        13,125,290
Receivable for investment securities sold ...................           268,239
                                                                ---------------
Total assets ................................................     2,607,055,287
                                                                ---------------
Liabilities
Loan payable ................................................       250,000,000
Payable for investment securities purchased .................       128,209,353
Payable for capital stock redeemed ..........................        10,618,633
Dividend payable ............................................         6,085,626
Advisory fee payable ........................................         1,365,606
Loan interest payable .......................................           784,392
Distribution fee payable ....................................           205,408
Accrued expenses and other liabilities ......................           738,108
                                                                ---------------
Total liabilities ...........................................       398,007,126
                                                                ---------------
Net Assets...................................................   $ 2,209,048,161
                                                                ===============
Composition of Net Assets
Capital stock, at par........................................   $       312,373
Additional paid-in capital ..................................     2,504,506,388
Distributions in excess of net investment income ............        (6,100,254)
Accumulated net realized loss on investments and
   foreign currency transactions ............................      (332,359,227)
Net unrealized appreciation of investments and foreign
   currency denominated assets and liabilities ..............        42,688,881
                                                                ---------------
                                                                $ 2,209,048,161
                                                                ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($1,009,606,482 / 142,859,663 shares of
   capital stock issued and outstanding) ....................             $7.07
Sales charge--4.25% of public offering price ................               .31
                                                                          -----
Maximum offering price ......................................             $7.38
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($888,456,937 / 125,652,272 shares of
   capital stock issued and outstanding) ....................             $7.07
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($310,984,742 / 43,861,128 shares of
   capital stock issued and outstanding) ....................             $7.09
                                                                          =====

See notes to financial statements.


-------------------------------------------------------------------------------
12 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2001

Investment Income
Interest ..........................................               $ 270,902,024
Expenses
Advisory fee.......................................  $16,425,569
Distribution fee - Class A ........................    3,119,165
Distribution fee - Class B ........................    9,278,629
Distribution fee - Class C ........................    3,094,263
Transfer agency ...................................    2,478,070
Custodian .........................................    1,508,719
Printing ..........................................      401,826
Registration ......................................      174,740
Administrative ....................................      Z43,797
Audit and legal ...................................      115,312
Directors' fees ...................................       23,712
Miscellaneous .....................................       37,685
                                                     -----------
Total expenses before interest ....................   36,801,487
Interest expense ..................................   16,463,070
                                                     -----------
Total expenses ....................................                  53,264,557
                                                                  -------------
Net investment income .............................                 217,637,467
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions ...................................                (203,945,249)
Net realized loss on foreign currency
   transactions ...................................                  (3,941,314)
Net change in unrealized
   appreciation/depreciation of:
   Investments ....................................                  40,769,903
   Foreign currency denominated assets
     and liabilities ..............................                     380,756
                                                                  -------------
Net loss on investments ...........................                (166,735,904)
                                                                  -------------
Net Increase in Net Assets from
   Operations .....................................               $  50,901,563
                                                                  =============

See notes to financial statements.


-------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended       Year Ended
                                                 November 30,     November 30,
                                                     2001             2000
                                                ==============   ==============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................  $  217,637,467   $  192,591,231
Net realized loss on investments and
   foreign currency transactions .............    (207,886,563)     (57,945,791)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ........      41,150,659      152,122,376
                                                --------------   --------------
Net increase in net assets from operations ...      50,901,563      286,767,816
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...................................    (101,845,498)     (57,820,421)
   Class B ...................................     (84,257,201)     (54,802,485)
   Class C ...................................     (28,104,926)     (16,110,191)
Tax return of capital
   Class A ...................................              -0-     (37,728,977)
   Class B ...................................              -0-     (35,712,283)
   Class C ...................................              -0-     (10,587,641)
Capital Stock Transactions
Net increase (decrease) ......................     299,242,955       (1,453,910)
                                                --------------   --------------
Total increase ...............................     135,936,893       72,551,908
Net Assets
Beginning of period ..........................   2,073,111,268    2,000,559,360
                                                --------------   --------------
End of period ................................  $2,209,048,161   $2,073,111,268
                                                ==============   ==============

See notes to financial statements.


-------------------------------------------------------------------------------
14 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                        -----------------------
                                                        STATEMENT OF CASH FLOWS
                                                        -----------------------

STATEMENT OF CASH FLOWS
Year Ended November 30, 2001

Increase (Decrease) in Cash from:
Operating Activities:
Interest received ...........................  $   187,408,043
Interest paid ...............................      (19,953,941)
Operating expenses paid .....................      (37,248,480)
                                               ---------------
Net increase in cash from operating
   activities ...............................                    $  130,205,622
Investing Activities:
Proceeds from sale of short-term portfolio
   investments, net .........................      168,078,523
Purchases of long-term portfolio
   investments ..............................   (8,180,831,668)
Proceeds from disposition of long-term
   portfolio investments ....................    7,831,862,982
                                               ---------------
Net decrease in cash from investing
   activities ...............................                      (180,890,163)
Financing Activities*:
Subscriptions of capital stock, net .........      308,165,021
   Cash dividends paid ......................     (213,696,360)
                                               ---------------
Net increase in cash from financing
   activities ...............................                        94,468,661
Effect of exchange rate on cash .............                       (27,535,347)
                                                                 --------------
Net increase in cash ........................                        16,248,773
Cash at beginning of period .................                                -0-
                                                                 --------------
Cash at end of period .......................                    $   16,248,773
                                                                 ==============

--------------------------------------------------------------------------------

Reconciliation of Net Increase in Net
Assets from Operations to Net Increase
in Cash from Operating Activities:
Net increase in net assets from
   operations ................................                   $   50,901,563
Adjustments:
Increase in interest receivable .............. $    (8,436,404)
Net realized loss on investment
   transactions ..............................     203,945,249
Net change in unrealized
   appreciation / depreciation of investments
   and foreign currency denominated
   assets and liabilities ....................     (41,150,659)
Accretion of bond discount ...................     (75,057,577)
Increase in accrued expenses and
   other liabilities .........................      (3,937,864)
Net realized loss on foreign currency
   transactions ..............................       3,941,314
                                               ---------------
                                                                     79,304,059
                                                                 --------------
Net increase in cash from operating
   activities ................................                   $  130,205,622
                                                                 ==============

* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


-------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2001

NOTE A

Significant Accounting Policies

Alliance North American Government Income Trust, Inc. (the "Fund") was incorporated in the State of Maryland on February 3, 1992 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments


-------------------------------------------------------------------------------
16 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net decrease in accumulated net realized loss on investments and foreign currency transactions and a corresponding increase in distribution in excess of net investment income. This reclassification had no effect on net assets.


-------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

7. Repurchase Agreements

It is the Portfolio's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Portfolio may be delayed or limited.

8. Change in Accounting Principles

In November 2000, the American Institute of Certified Public Accountants
(AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years be ginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .65 of 1% of the average adjusted daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid the Adviser $143,797 representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2001.

The Fund compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,617,000 for the year ended November 30, 2001.

For the year ended November 30, 2001, the Fund's expenses were reduced by $37,602 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $364,916 from the sale of Class A shares and $33,452, $1,856,143 and $147,094 in contingent deferred sales


-------------------------------------------------------------------------------
18 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2001.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $39,785,763 and $6,865,888 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,346,690,117 and $1,334,408,250, respectively, for the year ended November 30, 2001. There were purchases of $6,817,084,475 and sales of $6,463,167,807 of U.S. government and government agency obligations for the year ended November 30, 2001.

At November 30, 2001, the cost of investments for federal income tax purposes was $2,519,846,166. Accordingly, gross unrealized appreciation of investments was $61,896,698 and gross unrealized depreciation of investments was $48,770,089 resulting in net unrealized appreciation of $13,126,609 excluding foreign currency transactions.

At November 30, 2001, the Fund had a capital loss carryforward totaling $313,573,039 of which $42,670,032 expires in the year 2003, $39,497,109 expires in the year 2004, $24,477,091 in the year 2008, and $206,928,807 expires in the year 2009.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.


-------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure of the Fund in that particular currency contract.

At November 30, 2001, the Fund had no outstanding forward exchange currency contracts.

NOTE E

Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Deutsche Bank AG, New York Branch on June 4, 1998. The maximum credit available under the credit facility is $250,000,000 and requires no collateralization. The loan outstanding, under the Credit Agreement for the year ended November 30, 2001 was $250,000,000 with a related weighted average interest rate at period end of 5.76% and a weighted average annualized interest rate of 5.54%. The $250,000,000 balance will mature on May 11, 2004. Interest payments on current borrowings are based on the European Euro margin plus the applicable European Euro rate. The Fund is also obligated to pay Deutsche Bank AG, New York Branch a facility fee computed at the rate of .10% per annum on the daily amount of the total commitment as in effect.

NOTE F

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of November 30, 2001, the Fund had no outstanding security lending agreements.


-------------------------------------------------------------------------------
20 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE G

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B, and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                      ------------------------------      ------------------------------
                                 Shares                                Amount
                      ------------------------------      ------------------------------
                        Year Ended        Year Ended        Year Ended        Year Ended
                      November 30,      November 30,      November 30,      November 30,
                              2001              2000              2001              2000
                      ------------------------------------------------------------------
Class A
Shares sold             50,544,529        27,173,548     $ 385,907,640     $ 203,039,263
----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              5,737,023         4,717,575        42,063,472        35,044,255
----------------------------------------------------------------------------------------
Shares converted
  from Class B           7,450,655        28,799,137        56,520,220       213,456,456
----------------------------------------------------------------------------------------
Shares redeemed        (50,497,057)      (31,395,919)     (380,921,986)     (233,829,130)
----------------------------------------------------------------------------------------
Net increase            13,235,150        29,294,341     $ 103,569,346     $ 217,710,844
========================================================================================

Class B
Shares sold             54,837,535        24,615,155     $ 419,413,793     $ 183,894,476
----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              4,258,093         3,984,651        32,087,661        29,662,808
----------------------------------------------------------------------------------------
Shares converted
  to Class A            (7,430,424)      (28,714,001)      (56,520,220)     (213,456,456)
----------------------------------------------------------------------------------------
Shares redeemed        (35,009,130)      (29,305,143)     (265,335,905)     (218,686,530)
----------------------------------------------------------------------------------------
Net increase
  (decrease)            16,656,074       (29,419,338)    $ 129,645,329     $(218,585,702)
========================================================================================

Class C
Shares sold             18,891,935         7,699,312     $ 144,289,874     $  57,556,743
----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              1,894,507         1,643,461        14,359,766        12,245,224
----------------------------------------------------------------------------------------
Shares redeemed        (12,226,958)       (9,441,819)      (92,621,360)      (70,381,019)
----------------------------------------------------------------------------------------
Net increase
  (decrease)             8,559,484           (99,046)    $  66,028,280     $    (579,052)
========================================================================================

NOTE H

Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the


-------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

United States government. The Fund may invest in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


-------------------------------------------------------------------------------
22 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------------
                                                               Class A
                                  ----------------------------------------------------------------------
                                                       Year Ended November 30,
                                  ----------------------------------------------------------------------
                                        2001           2000           1999           1998           1997
                                  ----------------------------------------------------------------------
Net asset value,
  beginning of period .........        $7.55          $7.28          $7.59          $8.02          $8.01
                                  ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ......          .77            .75            .87            .87           1.03
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................         (.50)           .34           (.25)          (.33)          (.05)
                                  ----------------------------------------------------------------------
Net increase in net asset
  value from operations .......          .27           1.09            .62            .54            .98
                                  ----------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........         (.75)          (.49)          (.64)          (.87)          (.97)
Distributions in excess of
  net investment income .......           -0-            -0-          (.11)          (.07)            -0-
Tax return of capital .........           -0-          (.33)          (.18)          (.03)            -0-
                                  ----------------------------------------------------------------------
Total dividends and
  distributions ...............         (.75)          (.82)          (.93)          (.97)          (.97)
                                  ----------------------------------------------------------------------
Net asset value,
  end of period ...............        $7.07          $7.55          $7.28          $7.59          $8.02
                                  ======================================================================
Total Return
Total investment return based
  on net asset value(b) .......         3.32%         15.80%          8.56%          7.14%         12.85%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $1,009,606       $979,126       $730,468       $740,066       $511,749
Ratio to average net assets of:
  Expenses ....................         1.96%          2.26%          2.09%          2.04%          2.15%
  Expenses excluding
    interest expense(c) .......         1.23%          1.33%          1.38%          1.36%          1.38%
  Net investment income .......        10.07%         10.03%         11.72%         11.17%         12.78%
Portfolio turnover rate .......          315%           234%           158%           175%           118%

See footnote summary on page 26.


-------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------------
                                                               Class B
                                  ----------------------------------------------------------------------
                                                        Year Ended November 30,
                                  ----------------------------------------------------------------------
                                        2001           2000           1999           1998           1997
                                  ----------------------------------------------------------------------
Net asset value,
  beginning of period .........        $7.58          $7.31          $7.61          $8.02          $8.01
                                  ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ......          .69            .69            .81            .81            .98
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................         (.50)           .36           (.25)          (.32)          (.07)
                                  ----------------------------------------------------------------------
Net increase in net asset
  value from operations .......          .19           1.05            .56            .49            .91
                                  ----------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........         (.70)          (.48)          (.59)          (.81)          (.90)
Distributions in excess of
  net investment income .......           -0-            -0-          (.10)          (.06)            -0-
Tax return of capital .........           -0-          (.30)          (.17)          (.03)            -0-
                                  ----------------------------------------------------------------------
Total dividends and
  distributions ...............         (.70)          (.78)          (.86)          (.90)          (.90)
                                  ----------------------------------------------------------------------
Net asset value,
  end of period ...............        $7.07          $7.58          $7.31          $7.61          $8.02
                                  ======================================================================
Total Return
Total investment return based
  on net asset value(b) .......         2.20%         14.99%          7.79%          6.46%         11.88%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............     $888,457       $826,340     $1,011,395     $1,300,519     $1,378,407
Ratio to average net assets of:
  Expenses ....................         2.66%          2.93%          2.78%          2.75%          2.86%
  Expenses excluding
    interest expense(c) .......         1.94%          2.03%          2.08%          2.07%          2.09%
  Net investment income .......         9.06%          9.37%         10.97%         10.44%         12.15%
Portfolio turnover rate .......          315%           234%           158%           175%           118%

See footnote summary on page 26.


-------------------------------------------------------------------------------
24 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------------
                                                                 Class C
                                  ----------------------------------------------------------------------
                                                         Year Ended November 30,
                                  ----------------------------------------------------------------------
                                        2001           2000           1999           1998           1997
                                  ----------------------------------------------------------------------
Net asset value,
  beginning of period .........        $7.58          $7.31          $7.61          $8.02          $8.01
                                  ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ......          .71            .70            .81            .82            .98
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................         (.50)           .35           (.25)          (.33)          (.07)
                                  ----------------------------------------------------------------------
Net increase in net asset
  value from operations .......          .21           1.05            .56            .49            .91
                                  ----------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........         (.70)          (.47)          (.59)          (.82)          (.90)
Distributions in excess of
  net investment income .......           -0-            -0-          (.10)          (.05)            -0-
Tax return of capital .........           -0-          (.31)          (.17)          (.03)            -0-
                                  ----------------------------------------------------------------------
Total dividends and
  distributions ...............         (.70)          (.78)          (.86)          (.90)          (.90)
                                  ----------------------------------------------------------------------
Net asset value,
  end of period ...............        $7.09          $7.58          $7.31          $7.61          $8.02
                                  ======================================================================
Total Return
Total investment return based
  on net asset value(b) .......         2.48%         14.99%          7.79%          6.46%         11.88%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............     $310,985       $267,646       $258,696       $276,073       $283,483
Ratio to average net assets of:
  Expenses ....................         2.65%          2.95%          2.78%          2.74%          2.85%
  Expenses excluding
    interest expense(c) .......         1.93%          2.03%          2.08%          2.06%          2.08%
  Net investment income .......         9.34%          9.35%         10.98%         10.45%         12.14%
Portfolio turnover rate .......          315%           234%           158%           175%           118%

See footnote summary on page 26.


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                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Net of interest expense of .73%, .93%, .70%, .68%, and .77% respectively, on loan agreement. (See Note E).

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26 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance North American Government Income Trust, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance North American Government Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2001, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance North American Government Income Trust, Inc. at November 30, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LLP

New York, New York
January 7, 2002


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                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 27

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


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28 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


-------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 29

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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30 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1) Member of the Audit Committee.


-------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 31

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund will change its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust will change its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund will change its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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32 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

Alliance North American Government Income Trust
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

NAGAR1101